Exhibit 3.1.25

RESTATED CERTIFICATE OF INCORPORATION

OF

McCLATCHY NEWSPAPERS, INC.

ARTICLE I

The name of the corporation is McClatchy Newspapers, Inc.

ARTICLE II

The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

ARTICLE IV

The total number of shares of stock which the Corporation shall have authority to issue is one thousand (1,000) shares of Common Stock, $.01 par value per share.

ARTICLE V

The Board of Directors is expressly authorized to make, alter or repeal the by-laws of the Corporation.

ARTICLE VI

(a)        A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

(b)        Each director or officer of the Corporation who was or is made a party or is threatened to be made a party to or is in any way involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including without limitation any action, suit or proceeding brought by or in the right of the Corporation to procure a judgment in its favor) (hereinafter a “proceeding”), including any appeal therefrom, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee, agent or fiduciary of the Corporation or a predecessor corporation or of a subsidiary of the Corporation or any such predecessor corporation, or is or was serving at the request of the Corporation or any such predecessor corporation, as a director, officer, manager, partner, trustee, employee, fiduciary or agent of another entity or enterprise, or by reason of anything done or not done in such capacity, shall be indemnified and held harmless by the Corporation, and the Corporation shall advance all expenses incurred by any such person in connection with any such proceeding prior to its final determination, to the fullest extent authorized by the Delaware General Corporation Law. In any proceeding against the Corporation to enforce these rights, such person shall be presumed to be entitled to indemnification, and the Corporation shall have the burden of proof to overcome that presumption. The rights to indemnification and advancement of expenses conferred by this Article shall be presumed to have been relied upon by directors and officers of the Corporation in serving or continuing to serve the Corporation and shall be enforceable as contract rights. Said rights shall not be exclusive of any other rights to which those seeking indemnification may otherwise be entitled. The Corporation may, upon written demand presented by a director or officer of the Corporation or of a subsidiary of the Corporation, or by a person serving at the request of the Corporation as a director or officer of another entity or enterprise, enter into contracts to provide such persons with specific rights to indemnification, which contracts may confer rights and protections to the maximum extent permitted by the Delaware General Corporation Law. The Corporation may create trust funds, grant security interests, obtain letters of credit, or use other means to ensure payment of such amounts as may be necessary to perform the obligations provided for in this Article or in any such contract.

(c)        Any repeal or modification of the foregoing provisions of this Article by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification, including without limitation any contractual rights arising under or authorized by this Article.

IN WITNESS WHEREOF, this Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of the Certificate of Incorporation of this Corporation, and which has been duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law, has been executed by its duly authorized officer this 20th day of March, 1998.

McCLATCHY NEWSPAPERS, INC.

By	/s/ Gary B. Pruitt
Gary B. Pruitt President

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

LEGI-TECH

WITH AND INTO

McCLATCHY NEWSPAPERS, INC.

(Pursuant to section 253 of the

General Corporation Law of the State of Delaware)

Pursuant to the provisions of the General Corporation Law of the State of Delaware, the undersigned officers of McClatchy Newspapers, Inc., a Delaware corporation (herein the “Company”), do hereby certify to the following facts relating to the merger (herein the “Merger”) of Legi-Tech, a California corporation (herein the “Subsidiary”), into the Company, with the Company remaining as the surviving corporation:

FIRST: The Company is incorporated pursuant to the General Corporation Law of the State of Delaware and is to be the surviving corporation under the Merger.

SECOND: The Subsidiary is incorporated pursuant to the General Corporation Law of the State of California and is to be the disappearing corporation under the Merger.

THIRD: The Company owns all of the outstanding shares of each class of capital stock of the Subsidiary.

FOURTH: The certificate of incorporation of the Company as in effect immediately prior to the effective date of Merger shall be the certificate of incorporation of the Company.

FIFTH: The following is a copy of the resolutions, duly adopted and approved by the Board of Directors, to merge the Subsidiary with and into the Company:

WHEREAS, McClatchy Newspapers, Inc., a Delaware corporation (the “Company”), owns all of the outstanding shares of each class of capital stock of Information Sources, Inc., a California corporation, and Information Sources, Inc., a California corporation, owns all of the outstanding shares of each class of capital stock of Legi-Tech, a California corporation (the “Subsidiary”); and

WHEREAS, Information Sources, Inc. is simultaneously being merged with and into the Company and has also approved of the merger of Subsidiary into the Company; and

WHEREAS, the Board of Directors of the Company deems it advisable that the Subsidiary be merged with and into the Company pursuant to section 253 of the General

Corporation Law of the State of Delaware and pursuant to section 1110 of the General Corporation Law of the State of California:

NOW, THEREFORE, BE IT RESOLVED, that the Subsidiary be merged with and into the Company (the “Merger”) and effective upon such Merger the Company does hereby assume all liabilities of the Subsidiary; and be it further

RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of capital stock of the Company shall remain unchanged and continue to remain outstanding as one share of capital stock of the Company, held by the person who was the holder of such share of capital stock of the Company immediately prior to the Merger; and be it further

RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof; each then outstanding share of common stock of the Subsidiary shall be canceled and no consideration shall be issued in respect thereof; and be it further

RESOLVED, that the Merger herein provided for shall become effective March 31, 2000; and be it further

RESOLVED, that the proper officers of the Company be and they hereby are authorized and directed to make, execute and acknowledge, in the name and under the corporate seal of the Company, a certificate of ownership and merger for the purpose of effecting the Merger and to file the same in the office of the Secretary of State of the State of Delaware and the Secretary of State of the State of California, and to do all other acts and things that may be necessary to carry out and effectuate the purpose and intent of the foregoing resolutions relating to the Merger.

SIXTH: The effective date of the Merger shall be March 31, 2000.

IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be executed by its duly authorized officers this 22nd day of March, 2000.

MC CLATCHY NEWSPAPERS, INC., a Delaware corporation

By	/s/ Gary B. Pruitt
Gary B. Pruitt President

By	/s/ Karole Morgan-Prager
Karole Morgan-Prager Secretary

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

LA VOZ, LLC

WITH AND INTO

McCLATCHY NEWSPAPERS, INC.

(Pursuant to section 233 of the

General Corporation Law of the State of Delaware)

Pursuant to the provisions of the General Corporation Law of the State of Delaware, the undersigned officers of McClatchy Newspapers, Inc., a Delaware corporation (herein, the “Company”), do hereby certify to the following facts relating to the merger (herein the “Merger”) of La Voz, LLC, a California limited liability company (herein the “Subsidiary”), into the Company, with the Company remaining as the surviving corporation:

FIRST: The Company is incorporated pursuant to the General Corporation Law of the State of Delaware and is to be the surviving corporation under the Merger.

SECOND: The Subsidiary is formed pursuant to the California Corporations Code and is to be the disappearing entity under the Merger.

THIRD: The Company owns all of the outstanding membership interests of the Subsidiary.

FOURTH: The certificate of incorporation of the Company as in effect immediately prior to the effective date of Merger shall be the certificate of incorporation of the Company.

FIFTH: The following is a copy of the resolutions, duly adopted and approved by the Board of Directors, to merge the Subsidiary with and into the Company:

WHEREAS, McClatchy Newspapers, Inc., a Delaware corporation (the “Company”), owns all of the outstanding membership interests of La Voz, LLC, a California limited liability company (the “Subsidiary”); and

WHEREAS, the Board of Directors of the Company deems it advisable that the Subsidiary be merged with and into the Company pursuant to section 18-209 of the General Corporation Law or the State of Delaware and pursuant to section 17350 of the California Corporations Code:

NOW, THEREFORE, BE IT RESOLVED, that the Subsidiary be merged with and into the Company (the “Merger”) and effective upon such Merger the Company does hereby assume all liabilities of the Subsidiary; and be it further

RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of capital stock of the Company shall remain unchanged and continue to remain outstanding as one share of capital stock of the Company, held by the person who was the holder of such share of capital stock of the Company immediately prior to the Merger; and be it further

RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding membership interest of the Subsidiary shall be canceled and no consideration shall be issued in respect thereof; and be it further

RESOLVED, that the Merger herein provided for shall become effective March 31, 2000; and be it further

RESOLVED, that the proper officers of the Company be and they hereby are authorized and directed to make, execute and acknowledge, in the name and under the corporate seal of the Company, a certificate of ownership and merger for the purpose of effecting the Merger and to file the same in the office of the Secretary of State of the State of Delaware, to file a limited liability company certificate of merger with the Secretary of State of the State of California, and to do all other acts and things that may be necessary to carry out and effectuate the purpose and intent of the foregoing resolutions relating to the Merger.

SIXTH: The effective date of the Merger shall be March 31, 2000.

IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be executed by its duly authorized officers this 22nd day of March, 2000.

MC CLATCHY NEWSPAPERS, INC., a Delaware corporation

By	/s/ Gary B. Pruitt
Gary B. Pruitt President

By	/s/ Karole Morgan-Prager
Karole Morgan-Prager Secretary

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

INFORMATION SOURCES, INC.

WITH AND INTO

McCLATCHY NEWSPAPERS, INC.

(Pursuant to section 253 of the

General Corporation Law of the State of Delaware)

Pursuant to the provisions of the General Corporation Law of the State of Delaware, the undersigned officers of McClatchy Newspapers, Inc., a Delaware corporation (herein the “Company”), do hereby certify to the following facts relating to the merger (herein the “Merger”) of Information Sources, Inc., a California corporation (herein the “Subsidiary”), into the Company, with the Company remaining as the surviving corporation:

FIRST: The Company is incorporated pursuant to the General Corporation Law of the State of Delaware and is to be the surviving corporation under the Merger.

SECOND: The Subsidiary is incorporated pursuant to the General Corporation Law of the State of California and is to be the disappearing corporation under the Merger.

THIRD: The Company owns all of the outstanding shares of each class of capital stock of the Subsidiary.

FOURTH: The certificate of incorporation of the Company as in effect immediately prior to the effective date of Merger shall be the certificate of incorporation of the Company.

FIFTH: The following is a copy of the resolutions, duly adopted and approved by the Board of Directors, to merge the Subsidiary with and into the Company:

WHEREAS, McClatchy Newspapers, Inc., a Delaware corporation (the “Company”), owns all of the outstanding shares of each class of capital stock of Information Sources, Inc., a California corporation the “Subsidiary”); and

WHEREAS, the Board of Directors of the Company deems it advisable that the Subsidiary be merged with and into the Company pursuant to section 253 of the General Corporation Law of the State of Delaware and pursuant to section 1110 of the General Corporation Law of the State of California:

NOW, THEREFORE, BE IT RESOLVED, that the Subsidiary be merged with and into the Company (the “Merger”) and effective upon such Merger the Company does hereby assume all liabilities of the Subsidiary; and be it further

RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of capital stock of the Company shall remain unchanged and continue to remain outstanding as one share of capital stock of the Company, held by the person who was the holder of such share of capital stock of the Company immediately prior to the Merger; and be it further

RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Subsidiary shall be canceled and no consideration shall be issued in respect thereof; and be it further

RESOLVED, that the Merger herein provided for shall become effective March 31, 2000; and be it further

RESOLVED, that the proper officers of the Company be and they hereby are authorized and directed to make, execute and acknowledge, in the name and under the corporate seal of the Company, a certificate of ownership and merger for the purpose of effecting the Merger and to file the same in the office of the Secretary of State of the State of Delaware and the Secretary of State of the State of California, and to do all other acts and things that may be necessary to carry out and effectuate the purpose and intent of the foregoing resolutions relating to the Merger.

SIXTH: The effective date of the Merger shall be March 31, 2000.

IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be executed by its duly authorized officers this 22d day of March, 2000.

MC CLATCHY NEWSPAPERS, INC., a Delaware corporation

By	/s/ Gary B. Pruitt
Gary B. Pruitt President

By	/s/ Karole Morgan-Prager
Karole Morgan-Prager Secretary

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

FIFTY-FIVE PLUS, INC.

WITH AND INTO

McCLATCHY NEWSPAPERS, INC.

(Pursuant to section 253 of the

General Corporation Law of the State of Delaware)

Pursuant to the provisions of the General Corporation Law of the State of Delaware, the undersigned officers of McClatchy Newspapers, Inc., a Delaware corporation (herein the “Company”), do hereby certify to the following facts relating to the merger (herein the “Merger”) of Fifty-Five Plus, Inc., a California corporation (herein the “Subsidiary”), into the Company, with the Company remaining as the surviving corporation:

FIRST: The Company is incorporated pursuant to the General Corporation Law of the State of Delaware and is to be the surviving corporation under the Merger.

SECOND: The Subsidiary is incorporated pursuant to the General Corporation Law of the State of California and is to be the disappearing corporation under the Merger.

THIRD: The Company owns all of the outstanding shares of each class of capital stock of the Subsidiary.

FOURTH: The certificate of incorporation of the Company as in effect immediately prior to the effective date of Merger shall be the certificate of incorporation of the Company.

FIFTH: The following is a copy of the resolutions, duly adopted and approved by the Board of Directors, to merge the Subsidiary with and into the Company:

WHEREAS, McClatchy Newspapers, Inc., a Delaware corporation (the “Company”), owns all of the outstanding shares of each class of capital stock of Fifty-Five Plus, Inc., a California corporation (the “Subsidiary”); and

WHEREAS, the Board of Directors of the Company deems it advisable that the Subsidiary be merged with and into the Company pursuant to section 253 of the General Corporation Law of the State of Delaware and pursuant to section 1110 of the General Corporation Law of the State of California:

NOW, THEREFORE, BE IT RESOLVED, that the Subsidiary be merged with and into the Company (the “Merger”) and effective upon such Merger the Company does hereby assume all liabilities of the Subsidiary; and be it further

RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of capital stock of the Company shall remain unchanged and continue to remain outstanding as one share of capital stock of the Company, held by the person who was the holder of such share of capital stock of the Company immediately prior to the Merger; and be it further

RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Subsidiary shall be canceled and no consideration shall be issued in respect thereof; and be it further

RESOLVED, that the Merger herein provided for shall become effective March 31, 2000; and be it further

RESOLVED, that the proper officers of the Company be and they hereby are authorized and directed to make, execute and acknowledge, in the name and under the corporate seal of the Company, a certificate of ownership and merger for the purpose of effecting the Merger and to file the same in the office of the Secretary of State of the State of Delaware and the Secretary of State of the State of California, and to do all other acts and things that may be necessary to carry out and effectuate the purpose and intent of the foregoing resolutions relating to the Merger.

SIXTH: The effective date of the Merger shall be March 31, 2000.

IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be executed by its duly authorized officers this 22nd day of March, 2000.

MC CLATCHY NEWSPAPERS, INC., a Delaware corporation

By	/s/ Gary B. Pruitt
Gary B. Pruitt President

By	/s/ Karole Morgan-Prager
Karole Morgan-Prager Secretary

CERTIFICATE OF MERGER

MERGING

EL SOL, LLC

WITH AND INTO

McCLATCHY NEWSPAPERS, INC.

(Pursuant to section 264 of the

General Corporation Law of the State of Delaware)

Pursuant to the provisions of the General Corporation Law of the State of Delaware, the undersigned officers of McClatchy Newspapers, Inc., a Delaware corporation (herein the “Company”), do hereby certify to the following facts relating to the merger (herein the “Merger”) of El Sol, LLC, a California limited liability company (herein the “Subsidiary”), into the Company, with the Company remaining as the surviving corporation:

FIRST: The Company is incorporated pursuant to the General Corporation Law of the State of Delaware and is to be the surviving corporation under the Merger.

SECOND: The Subsidiary is formed pursuant to the California Corporations Code and is to be the disappearing entity under the Merger.

THIRD: The Company owns all of the outstanding membership interests of the Subsidiary.

FOURTH: The certificate of incorporation of the Company as in effect immediately prior to the effective date of Merger shall be the certificate of incorporation of the Company.

FIFTH: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the Subsidiary and the Company in accordance with section 264.

SIXTH: The Agreement of Merger is on file at the offices of the Company, 2100 Q. Street, Sacramento, California 95852, and will be furnished without cost to any member or stockholder of the Subsidiary or the Company.

SEVENTH: The following is a copy of the resolutions, duly adopted and approved by the Board of Directors, to merge the Subsidiary with and into the Company:

WHEREAS, McClatchy Newspapers, Inc., a Delaware corporation (the “Company”), owns all of the outstanding membership interests of El Sol, LLC, a California limited liability company (the “Subsidiary”); and

WHEREAS, the Board of Directors of the Company deems it advisable that the Subsidiary be merged with and into the Company pursuant to section 18-209 of the General

Corporation Law of the State of Delaware and pursuant to section 17350 of the California Corporations Code:

NOW, THEREFORE, BE IT RESOLVED, that the Subsidiary be merged with and into the Company (the “Merger”) and effective upon such Merger the Company does hereby assume all liabilities of the Subsidiary; and be it further

RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of capital stock of the Company shall remain unchanged and continue to remain outstanding as one share of capital stock of the Company, held by the person who was the holder of such share of capital stock of the Company immediately prior to the Merger; and be it further

RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding membership interest of the Subsidiary shall be canceled and no consideration shall be issued in respect thereof; and be it further

RESOLVED, that the Merger herein provided for shall become effective March 31, 2000; and be it further

RESOLVED, that the proper officers of the Company be and they hereby are authorized and directed to make, execute and acknowledge, in the name and under the corporate seal of the Company, a certificate of merger for the purpose of effecting the Merger and to file the same in the office of the Secretary of State of the State of Delaware, to file a limited liability company certificate of merger with the Secretary of State of the State of California, and to do all other acts and things that may be necessary to carry out and effectuate the purpose and intent of the foregoing resolutions relating to the Merger.

EIGHTH: The effective date of the Merger shall be March 31, 2000.

IN WITNESS WHEREOF, the Company has caused this Certificate of Merger to be executed by its duly authorized officers this 30th day of March, 2000.

MC CLATCHY NEWSPAPERS, INC., a Delaware corporation

By	/s/ Gary B. Pruitt
Gary B. Pruitt President

By	/s/ Karole Morgan-Prager
Karole Morgan-Prager Secretary

CERTIFICATE OF CORRECTION

FILED TO CORRECT A CERTAIN ERROR IN THE

“CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

LEGI-TECH

WITH AND INTO

McCLATCHY NEWSPAPERS, INC.

(Pursuant to section 253 of the

General Corporation Law of the State of Delaware)”

McClatchy Newspapers, Inc., a Delaware corporation (herein the “Company”), does hereby certify that:

1.         The name of the corporation is McClatchy Newspapers, Inc.

2.         The Certificate of Ownership and Merger Merging Legi-Tech with and into McClatchy Newspapers, Inc., which was filed by the Delaware Secretary of State on March 23, 2000, is hereby corrected.

3.         At the request of the California Secretary of State, the Resolutions of the Board of Directors of McClatchy Newspapers, Inc. approving the Merger in Article FIFTH should delete the Resolutions relating to the chain of ownership of stock.

4.         Article FIFTH is revised to read as follows:

“FIFTH: The following is a copy of the resolutions, duly adopted and approved by the Board of Directors, to merge the Subsidiary with and into the Company:

WHEREAS, McClatchy Newspapers, Inc., a Delaware corporation (the “Company”), owns all of the outstanding shares of each class of capital stock of Legi-Tech, a California corporation (the “Subsidiary”); and

WHEREAS, the Board of Directors of the Company deems it advisable that the Subsidiary be merged with and into the Company pursuant to section 253 of the General Corporation Law of the State of Delaware and pursuant to section 1110 of the General Corporation Law of the State of California:

NOW, THEREFORE, BE IT RESOLVED, that the Subsidiary be merged with and into the Company (the “Merger”) and effective upon such Merger the Company does hereby assume all liabilities of the Subsidiary; and be it further

RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of capital stock of the Company shall remain unchanged and continue to remain outstanding as one share of capital stock of the Company, held by the person who was the holder of such share of capital stock of the Company immediately prior to the Merger; and be it further

RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Subsidiary shall be canceled and no consideration shall be issued in respect thereof; and be it further

RESOLVED, that the Merger herein provided for shall become effective March 31, 2000; and be it further

RESOLVED, that the proper officers of the Company be and they hereby are authorized and directed to make, execute and acknowledge, in the name and under the corporate seal of the Company, a certificate of ownership and merger for the purpose of effecting the Merger and to file the same in the office of the Secretary of State of the State of Delaware and the Secretary of State of the State of California, and to do all other acts and things that may be necessary to carry out and effectuate the purpose and intent of the foregoing resolutions relating to the Merger.”

IN WITNESS WHEREOF, the Company has caused this Certificate of Correction to be executed by its duly authorized officers this 4th day of April 2000.

MC CLATCHY NEWSPAPERS, INC., a Delaware corporation

By	/s/ Gary B. Pruitt
Gary B. Pruitt President

By	/s/ Karole Morgan-Prager
Karole Morgan-Prager Secretary